DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report about Dreyfus Investment Grade Bond Funds, Inc., Dreyfus Short-Term Income Fund. For its semi-annual reporting period ended January 31, 1996, your Fund produced a total return of 4.98% per share.* Income dividends of approximately $.374 per share were paid, which is equivalent to an annualized distribution rate per share of 6.13%.**
THE ECONOMY
    Modest economic growth and low inflation have spurred a dramatic, year-long rally in the bond market. In January the Federal Reserve Board reduced the Fed Funds rate to 5.25%; this was the third reduction since the Fed began its easing of monetary policy in July 1995.
    The economic recovery of the 1990s was productivity-driven. Corporations implemented extraordinary cost control measures that, while dramatically improving bottom line earnings, now contribute to the slow rate of employment growth. Job creation is another significant factor that affects overall consumer spending, a major component of overall economic activity. The pace of new job creation, currently running at its slowest since World War II, is worrisome. Still, surveys indicate that consumers remain optimistic, despite indications that their spending is being curtailed by the slow growth in disposable income. Indeed, wages and salaries grew at under 3% over the past year, barely keeping pace with inflation. A consumer-led weakening of the economy could lead to further Federal Reserve easing of monetary policy.
    It was the favorable low inflation environment that allowed the Federal Reserve to ease the Federal Funds rate. The inflation outlook could be easily seen in the retail sector, where consumers were waiting for deep discounts before buying. The retail sales outlook was bleak at best; most retailers turned in sales numbers that were similar to the weak 1991 season. A possible reason for this weakness is the high debt load that consumers are carrying.
    One bright area of the economy has been exports. Because of the new competitiveness of American businesses abroad, the U.S. trade deficit continues to shrink. Exports, while a relatively small component of overall economic activity in this country, provide an important support for the job market.
MARKET ENVIRONMENT
    Bonds enjoyed a dramatic bull market for the past 12 months, until the February downturn. Current business sluggishness may result in further Fed easing, particularly if the Clinton Administration and Congress can arrive at a meaningful budget agreement.
    Overall, we remain confident in our optimistic view of the bond market. Yet, we are also cognizant of the stimulatory effect of an easing monetary policy, and are watchful for any signs of renewed inflationary pressures in the economy.
THE PORTFOLIO
    As you know from our previous letters, at the end of the Fund's annual period in July 1995, we were optimistic about the potential for declining interest rates. We positioned your Fund accordingly by extending the average maturity out towards three years. Because in the past the Fund has not used derivatives or any speculative trading techniques, positioning the average maturity has become critical to overall performance. Currently the average maturity of your Fund is at 3.0 years (that is the maximum for this Fund). We are contemplating a slight shortening of this average, which indicates our awareness of the potential for disappointing market action. In 1996 we anticipate that there will be increased Treasury supply, potentially increased corporate supply, and some uncertainty as to the ability for the market to absorb it. We feel it is prudent to target a more neutral stance, hence the anticipated slight shortening from 3.0 years.
    The last time we wrote to you, our portfolio allocation (excluding Treasuries/Agencies which are AAA) was as follows: 17% AA, 48% A, 14% BBB, 1% BB. The current allocation, excluding Treasuries/Agencies (which we may change at any time depending on market conditions) is as follows: 3% AAA, 3% AA, 26%A, 17% BBB, 6% BB, 4% B. As credit spreads have continued to narrow relative to Treasuries, some securities have little more upside left. Issues like Coca Cola and Disney have become expensive for the basis points an investor gets paid to take on the additional risk. We have moved out of securities paying little more than Treasuries in interest, and moved into sectors with a greater spread. We allocated more to companies like Time Warner, Viacom and the mortgage security sector. We felt that the entertainment and mortgage sectors were priced much cheaper than other sectors, and we believe they may provide the Fund with a higher yield.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus.
    Our primary task-to earn as high a level of current income as is consistent with preservation of capital-continues to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Gerald E. Thunelius signature logo]

                              Gerald E. Thunelius
                              Portfolio Manager
February 15, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.


DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS                                                                          JANUARY 31, 1996 (UNAUDITED)
                                                                                                     PRINCIPAL
BONDS AND NOTES-95.8%                                                                                  AMOUNT           VALUE
                                                                                                       _______        _______

  BANKING-4.3%                       Chemical Banking,
                                       Sub. Notes, 10 3/8%, 1999............                     $   2,300,000     $2,615,836
                                     KfW International Finance,
                                       Gtd. Notes, 9 1/2%, 2000.............                         5,000,000      5,821,560
                                                                                                                      ______
                                                                                                                    8,437,396
                                                                                                                      ______
  CONSUMER-9.0%                       Federal Express,
                                       Sr. Notes, 9 3/4%, 1996..............                         1,000,000      1,011,744
                                     Nabisco,
                                       Notes, 8%, 2000......................                         5,000,000      5,361,800
                                     Safeway,
                                       Sr. Medium-Term Notes, Ser. B, 8.07%, 1997                    2,000,000 (a)  2,042,020
                                     Service Co. International,
                                       Notes, 6 3/8%, 2000..................                         4,000,000      4,099,292
                                     SUPERVALU,
                                       Medium-Term Notes, Ser. B, 6.09%, 1998........                5,000,000      5,071,975
                                                                                                                      ______
                                                                                                                   17,586,831
                                                                                                                      ______
  ENTERTAINMENT-15.4%                News America Holdings (Gtd. by News),
                                       Sr. Notes:
                                       9 1/8%, 1999.........................                       3,650,000      4,055,176
                                       7 1/2%, 2000.........................                       5,300,000      5,613,887
                                     Tele-Communications,
                                       Medium-Term Notes, 6.60%, 1998.......                         5,000,000      5,084,805
                                     Time Warner,
                                       Notes, 7.95%, 2000...................                         5,000,000      5,317,250
                                     Viacom:
                                       Gtd. Sr. Notes, 6 3/4%, 2003.........                         5,000,000      5,032,745
                                       Sr. Notes, 5 7/8%, 2000..............                         5,000,000      4,921,240
                                                                                                                      ______
                                                                                                                   30,025,103
                                                                                                                      ______
   FINANCE-9.2%                      AT&T Capital:
                                       Medium-Term Notes:
                                       Ser. 3, 6.06%, 1997...........................             5,000,000      5,059,200
                                       Ser. 2, 6.46%, 2000...........................             5,000,000      5,138,815
                                     Bear Stearns Cos.,
                                       Medium-Term Notes, Ser. B, 6.05%, 1997........                5,000,000      5,034,030
                                     Fleet Financial Group,
                                       Sr. Notes, 7 1/8%, 2000..............                         2,500,000      2,630,843
                                                                                                                      ______
                                                                                                                   17,862,888
                                                                                                                      ______

DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               JANUARY 31, 1996 (UNAUDITED)
                                                                                                   PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                          AMOUNT           VALUE
                                                                                                      _______         _______

  INDUSTRIAL-4.3%                    Alco Capital Resource,
                                       Medium-Term Notes, Ser. A, 8.04%, 1997........           $    5,000,000     $5,163,170
                                     Dual Drilling,
                                       Gtd. Sr. Sub. Notes, 9 7/8%, 2004.............                2,900,000      3,193,625
                                                                                                                      ______
                                                                                                                    8,356,795
                                                                                                                      ______
  INSURANCE-5.8%                     Associates Corp. of North America,
                                       Sr. Medium-Term Notes, Ser. G, 7.05%, 1997....                6,205,000      6,340,219
                                     SunAmerica,
                                       Medium-Term Notes, 6.26%, 2001................                5,000,000      5,067,830
                                                                                                                      ______
                                                                                                                   11,408,049
                                                                                                                      ______
  TELECOMMUNICATIONS-7.9%          Cox Communications,
                                       Notes, 6 3/8%, 2000..................                        10,000,000     10,252,000
                                     MCI Communications,
                                       Sr. Medium-Term Notes, 6 1/4%, 1998...........                5,000,000      5,080,100
                                                                                                                      ______
                                                                                                                   15,332,100
                                                                                                                      ______
  TRANSPORTATION-3.4%               FINOVA Capital,
                                       Notes, 6 3/8%, 2000..................                         2,000,000      2,041,378
                                     OMI,
                                       Sr. Notes, 10 1/4%, 2003.............                         5,000,000      4,675,000
                                                                                                                      ______
                                                                                                                    6,716,378
                                                                                                                      ______
  U.S.  GOVERNMENT
    AND AGENCIES-36.5%               Federal Home Loan Banks, Consolidated Bonds,
                                       8.60%, 6/25/1999.....................                        15,000,000     16,488,780
                                     Federal National Mortgage Association:
                                       7%, 9/1/2002.........................                         1,842,283      1,883,145
                                       7%, 11/1/2002........................                           488,545        499,382
                                       7%, 12/1/2002........................                         2,451,455      2,505,830
                                       7%, 1/1/2003.........................                           117,718        120,256
                                     Government National Mortgage Association I,
                                       9%, 11/15/2017.......................                         8,367,079      8,952,775
                                     U.S. Treasury Notes:
                                       7 1/2%, 1/31/1997....................                        16,700,000     17,105,543
                                       8 1/2%, 4/15/1997....................                         9,300,000      9,678,333
                                       8 3/4%, 10/15/1997...................                         7,000,000      7,427,140
                                       7 3/4%, 1/31/2000....................                         6,000,000      6,546,312
                                                                                                                      ______
                                                                                                                   71,207,496
                                     TOTAL BONDS AND NOTES
                                       (cost $184,483,465)..................                                     $186,933,036
                                                                                                                      =======


DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             JANUARY 31, 1996 (UNAUDITED)
                                                                                                    PRINCIPAL
SHORT-TERM INVESTMENTS-4.1%                                                                           AMOUNT           VALUE
                                                                                                     _______         _______

  TIME DEPOSIT;                    Chemical Bank (London),
                                       5 3/4%, 2/1/1996
                                       (cost $8,014,000)....................                     $   8,014,000    $ 8,014,000
                                                                                                                      =======
TOTAL INVESTMENTS (cost $192,497,465).......................................                            99.9%    $194,947,036
                                                                                                        =====        =======
CASH AND RECEIVABLES (NET)..................................................                              .1%      $  151,086
                                                                                                        =====         =======
NET ASSETS..................................................................                           100.0%    $195,098,122
                                                                                                        =====         =======
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1996, this security amounted to $2,042,020 or 1.0% of net assets.




See independent accountants' review report and notes to financial statements.



DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                              JANUARY 31, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $192,497,465)-see statement.....................................                                     $194,947,036
    Cash....................................................................                                        1,318,225
    Interest receivable.....................................................                                        2,565,674
    Receivable for subscriptions to Common Stock............................                                           14,000
    Prepaid expenses........................................................                                           22,986
                                                                                                                      ______
                                                                                                                  198,867,921
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                  $     86,187
    Due to Distributor......................................................                         2,170
    Payable for investment securities purchased.............................                     3,199,103
    Payable for Common Stock redeemed.......................................                       397,322
    Accrued expenses........................................................                        85,017          3,769,799
                                                                                                    ______             _____
NET ASSETS..................................................................                                     $195,098,122
                                                                                                                      =======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $206,627,418
    Accumulated undistributed investment income-net.........................                                          161,427
    Accumulated net realized (loss) on investments..........................                                      (14,140,294)
    Accumulated net unrealized appreciation on investments-Note 3...........                                        2,449,571
                                                                                                                      ______
NET ASSETS at value applicable to 16,129,818 outstanding shares of
    Common Stock, equivalent to $12.10 per share
(500 million shares of $.001 par value authorized)..........................                                     $195,098,122
                                                                                                                      =======


See independent accountants' review report and notes to financial statements.



DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED JANUARY 31, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $7,208,403
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $   510,135
      Shareholder servicing costs-Note 2(b).................................                        349,133
      Professional fees.....................................................                         26,704
      Registration fees.....................................................                         18,992
      Directors' fees and expenses-Note 2(c)................................                         18,810
      Custodian fees........................................................                         18,792
      Prospectus and shareholders' reports-Note 2(b)........................                         16,132
      Miscellaneous.........................................................                         11,004
                                                                                                      _____
            TOTAL EXPENSES..................................................                        969,702
      Less-reduction in management fee due to undertaking by
          the Manager-Note 2(a).............................................                        153,707
                                                                                                      _____
            NET EXPENSES....................................................                                            815,995
                                                                                                                         _____
            INVESTMENT INCOME-NET...........................................                                          6,392,408
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-NOTE 3:
    Net realized gain on investments........................................                     $2,575,893
    Net unrealized appreciation on investments..............................                        864,649
                                                                                                      _____
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                          3,440,542
                                                                                                                         _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $9,832,950
                                                                                                                        =======



See independent accountants' review report and notes to financial statements.


DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       YEAR ENDED              SIX MONTHS ENDED
                                                                                        JULY 31,               JANUARY 31, 1996
                                                                                         1995                     (UNAUDITED)
                                                                                       ________                   _________
OPERATIONS:
    Investment income-net................................................        $   16,799,169              $     6,392,408
    Net realized gain (loss) on investments..............................           (11,193,340)                   2,575,893
    Net unrealized appreciation on investments for the period............             9,381,794                      864,649
                                                                                        _______                       ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............            14,987,623                    9,832,950
                                                                                        _______                       ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net................................................           (16,781,257)                  (6,341,709)
                                                                                        _______                       ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold........................................            79,943,038                   22,733,681
    Dividends reinvested.................................................            12,577,109                    6,048,603
    Cost of shares redeemed..............................................          (157,230,575)                 (47,699,445)
                                                                                         _______                      ______
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS...........           (64,710,428)                 (18,917,161)
                                                                                         _______                      ______
          TOTAL (DECREASE) IN NET ASSETS.................................           (66,504,062)                 (15,425,920)
NET ASSETS:
    Beginning of period..................................................           277,028,104                  210,524,042
                                                                                        _______                       ______
    End of period (including undistributed investment income-net:
      $110,728 in 1995 and $161,427 in 1996).............................         $ 210,524,042                $ 195,098,122
                                                                                        =======                       ======

                                                                                         SHARES                    SHARES
                                                                                        _______                     ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........................................................             6,812,455                    1,897,951
    Shares issued for dividends reinvested...............................             1,071,488                      505,136
    Shares redeemed......................................................           (13,377,953)                  (3,983,881)
                                                                                        _______                       ______
      NET (DECREASE) IN SHARES OUTSTANDING...............................            (5,494,010)                  (1,580,794)
                                                                                        =======                       ======


See independent accountants' review report and notes to financial statements.


DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                        SIX MONTHS ENDED
                                                                          YEAR ENDED JULY 31,           JANUARY 31, 1996
                                                                   ______________________________
PER SHARE DATA:                                                   1993(1)       1994        1995           (UNAUDITED)
                                                                   -----        ----        ----           -----------
    Net asset value, beginning of period..............         $12.50         $12.47      $11.94               $11.89
                                                                  ----          ----        ----                 ----
    INVESTMENT OPERATIONS:
    Investment income-net.............................            .89            .84         .85                  .38
    Net realized and unrealized gain (loss) on investments       (.01)          (.54)       (.05)                 .20
                                                                  ----          ----        ----                 ----
      TOTAL FROM INVESTMENT OPERATIONS................            .88            .30         .80                  .58
                                                                  ----          ----        ----                 ----
    DISTRIBUTIONS:
    Dividends from investment income-net..............           (.89)          (.83)       (.85)                (.37)
    Dividends from net realized gain on investments...           (.02)           --          --                   --
                                                                  ----          ----        ----                 ----
      TOTAL DISTRIBUTIONS.............................           (.91)          (.83)       (.85)                (.37)
                                                                  ----          ----        ----                 ----
    Net asset value, end of period....................         $12.47         $11.94      $11.89               $12.10
                                                                  ====          ====        ====                 ====
TOTAL INVESTMENT RETURN...............................           7.68%(2)       2.47%       7.05%                9.88%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...........            --             .24%        .61%                 .80%(2)
    Ratio of net investment income to average net assets         7.58%(2)       6.79%       7.26%                6.25%(2)
    Decrease reflected in above expense ratios due to
      undertakings by the Manager.....................           1.12%(2)        .71%        .34%                 .15%(2)
    Portfolio Turnover Rate...........................          54.59%(3)      74.90%     511.62%              196.62%(3)
    Net Assets, end of period (000's Omitted).........         $205,736     $277,028    $210,524               $195,098
_______________________________
(1)    From August 18, 1992 (commencement of operations) to July 31, 1993.
(2)    Annualized.
(3)    Not Annualized.



See independent accountants' review report and notes to financial statements.

DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Investment Grade Bond Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering one Fund, Dreyfus Short Term Income Fund (the "Fund"). The Fund is a non-diversified Series. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    On August 24, 1995, the Company's Board of Directors approved a change of the Company's name, effective November 8, 1995, from "Dreyfus Short Term Income Fund, Inc." to "Dreyfus Investment Grade Bond Funds, Inc." and to rename the existing Fund Dreyfus Short Term Income Fund.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $9,958,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to July 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through July 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1\2% of the first $30 million, 2% of the next $70 million and 1 1\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue-sky" regulations. The Manager has undertaken from August 1, 1995 through July 31, 1996, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the average daily value of the Fund's net assets. The reduction in management fee, pursuant to the undertaking, amounted to $153,707 for the six months ended January 31, 1996.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $32,266 for the period from December 1, 1995 through January 31, 1996.
    (B) Effective December 1, 1995, the Fund adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. During the period December 1, 1995 through January 31, 1996, the Fund was charged $67,425 pursuant to the Shareholder Services Plan.
    Prior to December 1, 1995, the Fund's Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, provided for the Fund to (a) reimburse the Distributor for payments to certain Service Agents for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pay the Manager,
DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may have paid Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent had a Servicing relationship or for whom the Service Agent was the dealer or holder of record. Each of the Distributor and Dreyfus determined the amounts to be paid to Service Agents to which it made payments and the basis on which such payments were made. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period August 1, 1995 through November 30, 1995, $142,479 was charged to the Fund pursuant to the Plan. Effective December 1, 1995, the Plan was terminated.
    (C) Each director who is not an "affiliated person," as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $625 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended January 31, 1996 amounted to $369,829,406 and $383,889,308, respectively.
    At January 31, 1996, accumulated net unrealized appreciation on investments was $2,449,571, consisting of $2,603,299 gross unrealized appreciation and $153,728 gross unrealized depreciation.
    At January 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS SHORT TERM INCOME FUND
    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Short Term Income Fund (a series of Dreyfus Investment Grade Bond Funds, Inc.) as of January 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the six month period ended January 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended July 31, 1995 and financial highlights for each of the three years in the period ended July 31, 1995 and in our report dated August 30, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              [Ernst and Young LLP signature logo]

New York, New York
March 1, 1996


[Dreyfus lion "d" logo]
DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
DREYFUS SHORT TERM INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            083SA961
[Dreyfus logo]
Investment Grade
Bond Funds, Inc.
Dreyfus Short Term Income Fund
Semi-Annual Report
January 31, 1996